Filed Pursuant to Rule 497
Registration No. 333-193241

Supplement No. 2 dated November 6, 2014
to
Prospectus dated July 1, 2014

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of Business Development Corporation of America, which we refer to as the Company, our, us or we, dated July 1, 2014, or the Prospectus, as supplemented by Supplement No. 1 dated September 9, 2014.

You should carefully consider the “Risk Factors” beginning on page 33 of the Prospectus before you decide to invest.

INDEPENDENCE FROM ACCOUNTING ISSUES IDENTIFIED BY AMERICAN REALTY CAPITAL PROPERTIES, INC.

Since the announcement on October 29, 2014, by ARCP, a publicly-traded REIT previously sponsored by our sponsor, relating to certain ARCP accounting misstatements, our sponsor and our dealer manager have engaged in continuous dialogue with selected broker-dealers through which our offering is distributed to clarify that ARCP is a separate publicly-listed company and is not affiliated with us, and we and ARCP have independent accounting teams and no overlapping accounting and control systems. Our sponsor and dealer manager believe that the independent broker-dealer community remains supportive of direct investment products sponsored by our sponsor, including our offering, and are providing selected broker-dealers with requested information in order to maintain distribution relationships.

PROSPECTUS UPDATES

Risk Factors

The following disclosure is hereby inserted as a new risk factor under the section “Risk Factors – Risks Relating to our Business and Structure” beginning on page 33 of the Prospectus.

“Recent disclosures made by American Realty Capital Properties, Inc., or ARCP, an entity previously sponsored by our sponsor, regarding certain accounting errors have led to the temporary suspension of selling agreements by certain selected broker-dealers .

ARCP recently announced that its audit committee had concluded that the previously issued financial statements and other financial information contained in certain public filings should no longer be relied upon as a result of certain accounting errors that were not corrected after being discovered. These accounting errors resulted in the resignations of ARCP’s former chief financial officer and its former chief accounting officer. ARCP’s former chief financial officer is one of the non-controlling owners of our sponsor, who from May 2010 to February 2013 was our chief financial officer, and from August 2012 to February 2013 was also our chief compliance officer, but since February 2013 has not had a role in the management of our sponsor’s or our business. Our chief executive officer and chairman of our board of directors and our independent directors are each a director of ARCP.  See “Management — Board of Directors and Executive Officers” beginning on page 105 of the prospectus for more information. Although ARCP was previously sponsored by our sponsor, ARCP is a separate company that is no longer sponsored by our sponsor.  We and ARCP have independent accounting teams as well as separate and unique accounting systems, and no shared accounting resources.

As a result of this announcement, a number of broker-dealer firms that had been participating in the distribution of offerings of public, non-listed REITs sponsored directly or indirectly by our sponsor have temporarily suspended their participation in the distribution of those offerings. These temporary suspensions, as well as any future suspensions, could have a material adverse effect on our ability to raise additional capital. We cannot predict the length of time these temporary suspensions will continue, or whether such selected broker-dealers will reinstate their participation in the distribution of those offerings.” See “— Risks Related to Business Development Companies — We are uncertain of our sources for funding our future capital needs; if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected.”

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Liquidity Strategy

The following disclosure is hereby inserted at the end of the section “Liquidity Strategy” beginning on page 154 of the Prospectus.

“On October 29, 2014, ARCP, a publicly-traded REIT previously sponsored by our sponsor, announced that its audit committee had concluded that the previously issued financial statements and other financial information contained in certain public filings should no longer be relied upon. This conclusion was based on the preliminary findings of an investigation conducted by ARCP’s audit committee which concluded that certain accounting errors were made that were not corrected after being discovered, resulting in an overstatement of adjusted funds from operations and an understatement of ARCP’s net loss for the three and six months ended June 30, 2014. ARCP also announced the resignation of its chief financial officer and chief accounting officer. ARCP’s former chief financial officer is one of the non-controlling owners of our sponsor, who from May 2010 to February 2013 was our chief financial officer, and from August 2012 to February 2013 was also our chief compliance officer, but since February 2013 has not had a role in the management of our business and does not have a role in the management of our sponsor’s business.  Our chief executive officer and chairman of our board of directors and our independent directors are each a director of ARCP.  See “Management—Board of Directors and Executive Officers” beginning on page 105 of the prospectus for more information. Although ARCP was previously sponsored by our sponsor, ARCP is a separate company that is no longer sponsored by our sponsor.  We and ARCP have independent accounting teams as well as separate and unique accounting systems, and no shared accounting resources.”

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